UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

Mesa Air Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North 44th Street, Suite 700

Phoenix, Arizona 85008

(Address of principal executive offices, including zip code)

(602) 685-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MESA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

The Board of Directors of Mesa Air Group, Inc. (the “Company” or Mesa”) has approved a reverse stock split of the Company’s issued and outstanding shares of common stock, no par value per share (the “Common Stock”), at a ratio of 15:1, accompanied by a corresponding decrease in the Company’s authorized shares of Common Stock (the “Reverse Stock Split”), such that, following the consummation of the Reverse Stock Split, the number of authorized shares of Common Stock shall be reduced from 125,000,000 to 8,333,333. The Reverse Stock Split will become effective at the effective time (the “Effective Time”) set forth in the Certificate of Change to be filed by the Company with the Secretary of State of the State of Nevada (the “Certificate of Change”) pursuant to Section 78.209 of the Nevada Revised Statutes (“NRS”). Under Nevada law, no stockholder approval was required because the Reverse Stock Split was approved by the Board of Directors in accordance with NRS Section 78.207, which provides, among other items, that the Reverse Stock Split may be implemented solely by a resolution adopted by the Board of Directors if both the number of authorized shares of Common Stock and the number of issued and outstanding shares of Common Stock are proportionally reduced as a result of the Reverse Stock Split.

The Company expects to file the Certificate of Change following the completion of certain related administrative processes and anticipates that the Effective Time of the Reverse Stock Split will occur on or about 5:00 p.m. Eastern Time on November 24, 2025, with the Common Stock trading on a post-split basis under the Company’s expected new Nasdaq trading symbol, “RJET,” at the market open on November 25, 2025 under the new CUSIP number of 590479408 (assuming the pre-market consummation of the previously announced merger with Republic Airways Holdings Inc. (“Republic Airways”)).

At the effective time of the Reverse Stock Split, every 15 shares of the Common Stock will be automatically reclassified and combined into one share of Common Stock. Fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share at the registered holder and participant level with The Depository Trust Company. Proportionate adjustments will be made to the number of shares of Common Stock underlying the Company’s outstanding equity awards. The Reverse Stock Split will affect all stockholders uniformly and not alter any stockholder’s percentage interest in the Company’s equity (other than as a result of the rounding of shares to the nearest whole share in lieu of issuing fractional shares).

Forward-Looking Statements

This Current Report on Form 8-K may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding the consummation of the transaction with Republic Airways and the Reverse Stock Split. Words such as “future,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “may,” “might,” “predict,” “will,” “would,” “should,” “could,” “can,” “may,” or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements.

The forward-looking statements contained in this Current Report on Form 8-K reflect Mesa’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of Mesa, that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement, which risks and uncertainties include, but are not limited to: the ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to satisfaction of closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction with Republic Airways; risks that the proposed transaction disrupts Mesa’s current plans and operations or diverts the attention of Mesa’s management or employees from ongoing business operations; the risk of potential difficulties with Mesa’s ability to retain and hire key personnel and maintain relationships with customers and other third parties as a result of the proposed transaction; the failure to realize the expected benefits of the proposed transaction; the risk that the proposed transaction may involve unexpected costs and/or unknown or inestimable liabilities; the risk that Mesa’s business may suffer as a result of uncertainty surrounding the proposed transaction; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the transaction or any further announcements or the consummation of the transaction on the market price of Mesa Common Stock; and Mesa’s compliance with Nasdaq listing requirements.

While forward-looking statements reflect Mesa’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. Mesa disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause Mesa’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in Mesa’s Annual Report on Form 10-K for the year ended September 30, 2024, filed with the SEC on May 14, 2025, as amended by Form 10-K/A filed with the SEC on July 11, 2025, as updated by Mesa’s subsequent periodic reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2025

MESA AIR GROUP, INC.

By:	/s/ Brian S. Gillman
Name:	Brian S. Gillman
Title:	Executive Vice President and General Counsel